SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

BCB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

104-110 Avenue C, Bayonne, NJ 07002	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 823-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2018, the shareholders of BCB Bancorp, Inc. (the "Company") approved the Company's 2018 Equity Incentive Plan (the "Plan"), which provides for the grant of stock-based awards to officers, employees and directors of the Company and BCB Community Bank. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 26, 2018. A copy of the Plan is being filed as Exhibit 10.1.

Item 5.07            Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Shareholders of the Company was held on April 26, 2018.  The matters considered and voted on by the Company's shareholders at the Annual Meeting, and the results of the vote on each such matter, were as follows:
Proposal 1: The election of directors.

For a term ending in 2021

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Thomas Coughlin	8,959,469	310,631	3,903,071
Vincent DiDomenico, Jr.	8,469,456	800,644	3,903,071
Joseph Lyga	8,819,832	450,268	3,903,071
Spencer B. Robbins	8,028,234	1,241,866	3,903,071
Proposal 2: The ratification of the appointment of Wolf & Company, P.C. as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2018.

Shares Voted For	Shares Voted Against	Abstentions

12,924,031	192,715	56,425

Proposal 3: The approval of the BCB Bancorp, Inc. 2018 Equity Incentive Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

8,820,896	387,676	61,528	3,903,071

Proposal 4: The advisory, non-binding vote to approve the Company's executive compensation as described in the proxy statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

7,406,078	1,780,747	83,275	3,903,071

Proposal 5: The advisory, non-binding vote with respect to the frequency of voting on the Company's executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

8,546,999	117,487	535,791	69,823	3,903,071

Item 9.01     Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
BCB Bancorp, Inc. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 26, 2018 (file no. 000-50275))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.

DATE: May 1, 2018	By:	/s/ Thomas P. Keating
Thomas P. Keating
Senior Vice President and Chief Financial Officer